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                                                                     Exhibit 2.2


                             Dated 2 December 1997




                              VARIATION AGREEMENT

                           BHP NOMINEES INVESTMENTS
                               NO. 3 PTY LIMITED
                                  ("Vendor")

                                THE BROKEN HILL
                              PROPRIETARY COMPANY
                                    LIMITED
                                    ("BHP")

                           KOPPERS INDUSTRIES, INC.
                                 ("Purchaser")

                             KOPPERS AUSTRALIA PTY
                              LIMITED ("Company")

                              CONTINENTAL CARBON
                             AUSTRALIA PTY LIMITED
                            ("Continental Carbon")

                             KAP INVESTMENTS, INC.
                              ("KAP Investments")





                           Mallesons Stephen Jaques
                                  Solicitors

                                    Rialto
                              525 Collins Street
                              Melbourne Vic 3000
                           Telephone (613) 9643 4000
                              Fax (613) 0643-5999
                               DX ICI Melbourne
                                  Ref RPL JA
                              MEL CORP/029097.01


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                              VARIATION AGREEMENT

Date:            2 December 1997

Parties:         BHP NOMINEES INVESTMENTS NO. 3 PTY LIMITED (ACN
                 006 528 678) having its registered office at 600 Bourke Street, Melbourne, Victoria, 3000 ("Vendor")

                 THE BROKEN HILL PROPRIETARY COMPANY LIMITED
                 (ACN 004 028 077) having its registered office at 600 Bourke Street, Melbourne, Victoria, 3000 ("BHP")

                 KOPPERS INDUSTRIES, INC. of 436 Seventh Avenue, Pittsburgh, Pennsylvania ("Purchaser")

                 KOPPERS AUSTRALIA PTY LIMITED (ACN 000 566 629) having its registered office at 15 Blue Street, North Sydney ("Company")

                 CONTINENTAL CARBON AUSTRALIA PTY LIMITED
                 (ACN 000 486 966) having its registered office at 15 Blue Street, North Sydney ("Continental Carbon")

                 KAP INVESTMENTS, INC. a Delaware corporation ("KAP
                 Investments")

Recitals:

            A. BHP, the Vendor, the Purchaser, the Company, Continental Carbon and KAP Investments are each party to an Agreement for Sale of Shares dated 8 October 1997 under which the Vendor agreed to sell and the Purchaser agreed to purchase, the whole of the Vendor's interest in the Company, being 6,187,500 A Class shares of $1.00 each in the capital of the Company ("Share Sale Agreement")


            B. The parties wish to vary the provisions of the Share Sale Agreement in accordance with this agreement.


Operative provisions:

1  PURPOSE AND INTERPRETATION
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            1.1   This agreement sets out the terms and conditions on which the parties agree to vary the Share Sale Agreement.


            1.2 Unless otherwise defined in this agreement, capitalised terms used in this agreement shall have the meanings given to them in the Share Sale Agreement.

            1.3   In this agreement unless the contrary intention appears

                  (a)   the singular includes the plural and vice versa; and

                  (b) a reference to an agreement or another instrument includes any variation or replacement of either of them; and
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                                                                               2
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                  (c)   a reference to a statute, ordinance, code or other law
                        includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them; and

                  (d) the word person includes a firm, body corporate, unincorporated association or an authority, and


                  (e) a reference to a person includes the person's executors, administrators, successors, substitutes (including, without limitation, persons taking by novation), and assigns.

            1.4 Headings are included for convenience and do not affect the interpretation of this agreement.


2   VARIATION
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            2.1   The parties agree that the Share Sale Agreement shall be
                  varied in the manner set out in the Schedule. The variations effected by this agreement shall be deemed to have taken effect on and from the date of completion of the Share Sale Agreement ("Effective Date").

            2.2 The Share Sale Agreement shall be read and construed and given full force and effect on and from the Effective Date as if the amendments set out in the Schedule were made to the Share Sale Agreement.

            2.3 In all respects other than as set out in clauses 2.1 and 2.2, the parties expressly confirm and ratify the terms of the Share Sale Agreement.


3.   Counterparts
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            3.1   This agreement may be executed in, and consist of, a number of counterparts. All counterparts (including executed counterparts received by facsimile) taken together constitute one and the same instrument.

EXECUTED as an agreement.
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                                                                               3
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Schedule
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1     Rectification of name

1.1 Each reference to "BHP Nominees No. 3 Pty. Ltd (ACN 006 528 678)" and the "Vendor" in the Share Sale Agreement, including without limitation the references to "BHP" Nominees No. 3 Pty Ltd" in the execution clause, first page and front cover, is taken to be a reference to "BHP Nominees Investments No. 3 Pty Limited (ACN 006 528 678)"

2     Variations to clause 8.3

2.1   Amendment to clause 8.3 by inserting:

      "(f) For the avoidance of doubt, where the Company makes a claim for one or more items under this clause 8.3, Koppers Coal Tar is not entitled to make a claim for the same item or items under clause 12 of the Coal Tar Contract (and vice versa), and BHP's aggregate maximum liability under clause 12 of the Coal Tar Contract and clause 8.3(c) of this agreement is A$9 million."

3     Variations to clause 8.4

3.1 Amendment to clause 8.4(a) by inserting the phrase "Koppers Coal Tar" after the words "Continental Carbon", and inserting the words "of this agreement or clause 12 of the Coal Tar Contract" after the words "clauses
      8.2 or 8.3".

3.2 Amendment to clause 8.4(b) by inserting the phrase "or Koppers Coal Tar" after the words "the Company" wherever occurring, and inserting the words "of this agreement or clause 12 of the Coal Tar Contract" after the phrase "clauses 8.2 or 8.3" wherever occurring.

3.3 Amendment to clause 8.4(c) by inserting the phrase "or Koppers Coal Tar" after the words "the Company", and inserting the phrase "of this agreement or clause 12 of the Coal Tar Contract" after the words "clauses 8.2 or 8.3".

3.4 Amendment to clause 8.4(d) by inserting the phrase "of this agreement or clause 12 of the Coal Tar Contract" after the phrase "clauses 8.2 or 8.3" wherever occurring.

4     Variations to clause 8.5

4.1 Amendment to clause 8.5(d) by substituting for the existing words "12 year term" the words "10 year term".

5     Variations to clause 8.11

5.1 Amendment to clause 8.11 by inserting the words "(other than the Coal Tar Contract)" after the words "Bodies Corporate" second appearing and deleting after the words "are amended" the words "on or prior to Completion".

6     Superannuation

6.1 Amendment to clause 9.1 by inserting the words "or such later date agreed between the Vendor and the Purchaser" after the words "clause 9.4" in the definition of "Payment Date".

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6.2   Amendment to clause 9.1 by deleting the words "accept the Purchaser's invitation to transfer to" in the definition of "Transferring Members" and substituting for them the words "become members of

6.3 Amendment to clause 9.2 by inserting the words "unless the Purchaser's Fund is a successor fund as defined in the Superannuation Industry (Supervision) Regulations, in which case the Purchaser must do all things within its power to cause the employees to join the Purchaser's Fund with effect from the Completion Date" after the words "Completion Date" fourth appearing.

6.4 Amendment to clause 9.3 by deleting the words "accept the Purchaser's invitation to transfer to" and substituting for them the word "join".
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                                                                               5
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Execution page
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SIGNED by                             )
as attorney for BHP NOMINEES          )
INVESTMENTS NO. 3 PTY                 )
LIMITED (ACN 006 628 678) under       )
power of attorney dated 1 October     )
1997 in the presence of:              )
                                      )
                                      )
                                      )
 ..................................    )
Signature of witness                  )
                                      )
                                      )
                                      )             /s/ G. M. Walsh
 ..................................    )    ....................................
Name of witness (block letters)       )    By executing this agreement the
                                      )    attorney states that the attorney
                                      )    has received no notice of revocation
 525 Collins Street Melbourne         )    of the power of attorney
 ..................................    )
Address of witness                    )
                                      )
                                      )
        Lawyer                        )
 ..................................    )
Occupation of witness                 )
                                      )
                                      )
SIGNED by                             )
as attorney for THE BROKEN HILL       )
PROPRIETARY COMPANY                   )
LIMITED (ACN 004 028 077) under       )
power of attorney dated 1 October     )
1997 in the presence of:              )
                                      )
                                      )
                                      )
 ..................................    )
Signature of witness                  )
                                      )
                                      )
                                      )        /s/ G. M. Walsh
 ..................................    )    ....................................
Name of witness (block letters)       )    By executing this agreement the
                                      )    attorney states that the attorney
                                      )    has received no notice of revocation
   525 Collins St. Melbourne          )    of the power of attorney
 ..................................    )
Address of witness                    )
                                      )
                                      )
     Lawyer                           )
 ..................................    )
Occupation of witness                 )
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                                                                               6
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SIGNED by Brooks C. Wilson            )
as attorney for KOPPERS               )
INDUSTRIES, INC. under power of       )
attorney dated 1 Dec 1997 in the      )
presence of:                          )
                                      )
                                      )
     /s/ A. Cherry                    )
 ..................................    )
Signature of witness                  )
                                      )
                                      )
     Anne Cherry                      )         /s/ Brooks C. Wilson
 ..................................    )    ....................................
Name of witness (block letters)       )    By executing this agreement the
                                      )    attorney states that the attorney
                                      )    has received no notice of revocation
   43 Bay Rd., Waverton 2060          )    of the power of attorney
 ..................................    )
Address of witness                    )
                                      )
                                      )
   Company Secretary                  )
 ..................................    )
Occupation of witness                 )
                                      )
                                      )
SIGNED by Brooks C. Wilson            )
as attorney for KOPPERS AUSTRALIA     )
PTY LIMITED (ACN 000 566 629)         )
under power of attorney dated 2 Dec   )
1997 in the presence of:              )
                                      )
                                      )
    /s/ A. Cherry                     )
 ..................................    )
Signature of witness                  )
                                      )
                                      )
   Anne Cherry                        )         /s/ Brooks C. Wilson
 ..................................    )    ....................................
Name of witness (block letters)       )    By executing this agreement the
                                      )    attorney states that the attorney
                                      )    has received no notice of revocation
   43 Bay Rd., Waverton 2060          )    of the power of attorney
 ..................................    )
Address of witness                    )
                                      )
                                      )
     Company Secretary                )
 ..................................    )
Occupation of witness                 )
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                                                                               7
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SIGNED by Brooks C. Wilson            )
as attorney for CONTINENTAL           )
CARBON AUSTRALIA PTY                  )
LIMITED (ACN 000 486 966) under       )
power of attorney dated 2 Dec 1997    )
in the presence of:                   )
                                      )
                                      )
    /s/ A. Cherry                     )
 ..................................    )
Signature of witness                  )
                                      )
                                      )
     Anne Cherry                      )         /s/ Brooks C. Wilson
 ..................................    )    ....................................
Name of witness (block letters)       )    By executing this agreement the
                                      )    attorney states that the attorney
                                      )    has received no notice of revocation
  43 Bay Rd., Waverton 2060           )    of the power of attorney
 ..................................    )
Address of witness                    )
                                      )
                                      )
    Company Secretary                 )
 ..................................    )
Occupation of witness                 )
                                      )
                                      )
SIGNED by Brooks C. Wilson            )
as attorney for KAP INVESTMENTS,      )
INC. in the presence of:              )
                                      )
                                      )
    /s/ A. Cherry                     )
 ..................................    )
Signature of witness                  )
                                      )
                                      )
    Anne Cherry                       )         /s/ Brooks C. Wilson
 ..................................    )    ....................................
Name of witness (block letters)       )
                                      )
                                      )
    43 Bay Rd., Waverton 2060         )
 ..................................    )
Address of witness                    )
                                      )
                                      )
     Company Secretary                )
 ..................................    )
Occupation of witness                 )